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                                                                Exhibit 99.4

                          REGISTRATION RIGHTS AGREEMENT
                                [CHCI Interests]

         This Registration Rights Agreement (this "Agreement") is entered into as of October 1, 1997 by and among Patriot American Hospitality, Inc., a Delaware corporation (the "REIT"), Patriot American Hospitality Operating Company, a Delaware corporation (the "Operating Company," together with the REIT, the "Companies") and each of the parties executing a signature page hereto (each a "Holder" and collectively the "Holders").

         WHEREAS, the Holders are to receive units of limited partnership interests ("Units") in Patriot American Hospitality Partnership, L.P., a Virginia limited partnership ("REIT OP"), and Patriot American Hospitality Operating Partnership, L.P., a Delaware limited partnership ("OpCo OP"), ("Redeemable Securities") issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to certain Ancillary Contribution Agreements dated as of October 1, 1997 by and among the Holders, the Companies, REIT OP and OpCo OP, (the "Contribution Agreements"), which Redeemable Securities may be redeemed, in certain circumstances, in exchange for paired shares of the Operating Company's common stock, $.01 par value per share, and the REIT's common stock, $.01 par value per share, (collectively, the "Paired Shares").

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Registration.

                  (a) Issuance Registration. Not later than October 1, 1998, the Companies shall cause to be filed a registration statement (the "Issuance Registration Statement") under Rule 415 under the Securities Act relating to the issuance of Registrable Shares (as defined in Section 1(b) hereof) to the Holders, at such time, of Redeemable Securities held by other than Affiliates (as defined below). The Companies shall use reasonable efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission (the "SEC") for all Registrable Shares covered thereby as soon as practicable thereafter. The Companies agree to use reasonable efforts to keep the Issuance Registration Statement continuously effective until the date on which such Holders have redeemed or exchanged all of their Redeemable Securities for Registrable Shares. In the event that the Companies are unable to cause such Registration Statement to be declared effective by the SEC or are unable to keep such Registration Statement effective until the date on which such Holders have redeemed or exchanged all of their Redeemable Securities for Registrable Shares, then the rights of the Holders set forth in Sections 1(b) and 1(c) below shall apply to Registrable Shares received upon the redemption of Redeemable Securities. "Affiliate" shall mean any entity controlling, controlled by or under common control with the Companies, and for the purposes of this definition, "control" shall have the meaning presently specified for that word in Rule 405 promulgated by the SEC under the Securities Act.

                  (b) Resale Shelf Registration. After September 30, 1998, upon the earlier of (i) the written request of Holders holding 20% or more of the Redeemable Securities and


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(ii) the first redemption of any of the Redeemable Securities, the Companies
shall use reasonable efforts to cause to be filed, as soon thereafter as practicable, a registration statement (a "Resale Shelf Registration Statement") under Rule 415 under the Securities Act relating to the sale by each of the Holders of their Registrable Shares in accordance with the terms hereof. As used in this Agreement the term "Registrable Shares" means the Paired Shares (and any other securities issued or issuable with respect to any such Paired Shares by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise) issued or issuable in redemption of Redeemable Securities issued pursuant to the Contribution Agreements, excluding (A) Paired Shares for which a registration statement relating to the issuance or sale thereof shall have become effective under the Securities Act and which have been issued or disposed of under such registration statement, (B) Paired Shares sold pursuant to Rule 144 under the Securities Act ("Rule 144") or (C) Paired Shares eligible for immediate sale pursuant to Rule 144 (k) under the Securities Act. The Companies shall use reasonable efforts to cause such Resale Shelf Registration Statement to be declared effective by the SEC for all Registrable Shares as soon as practicable thereafter. The Companies agree to use reasonable efforts to keep the Resale Shelf Registration Statement continuously effective until the earlier of (a) the fourth anniversary of the date the Resale Shelf Registration date becomes effective and (b) the date on which all such Registrable Shares may be sold by the Holders pursuant to Rule 144 promulgated under the Securities Act; provided, however, that, without limiting the effect of Sections 7, 8 or 8A hereof, after such Registration Statement has become effective, if the offering of Registrable Shares pursuant to such Registration Statement is or becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental or administrative agency or court that prevents, restrains or otherwise limits the sale of Registrable Shares under such Registration Statement, other than by reason of some act or omission by any Holder participating in such registration, and such Registration Statement does not become effective within a reasonable period of time thereafter, such period not to exceed 60 days from the date of such stop order, injunction or other governmental order or requirement, then the applicable time period for which the Companies are required to keep such Registration Statement effective shall be increased by the amount of time by which such stop order, injunction or other governmental order or requirement has prevented, restrained or otherwise limited the sales of Registrable Shares. Notwithstanding anything to the contrary herein, the Companies shall cause the Resale Shelf Registration Statement to be amended to remove a Holder's Registrable Shares by the date which is no later than ten business days after a Holder so notifies the Companies. The Companies shall not be required to file and effect more than one Resale Shelf Registration Statement pursuant to this Section 1(b).

                  (c) Demand Registration. On four occasions after the date the Companies' obligation to keep the Resale Shelf Registration Statement effective pursuant to paragraph 1(b) hereof terminates until the earlier of (i) the fourth anniversary of such date and (ii) the date on which all of the Registrable Shares are eligible for resale without restriction or limitation under Rule 144, and subject to the conditions set forth in this Agreement, including, without limitation, the conditions set forth in this paragraph 1(c), one or more Holders will have the right, by written notice delivered to the Companies (a "Demand Notice"), to require the Companies to register Registrable Shares under and in accordance with the provisions of the Securities Act (a "Demand Registration"); provided, however, that: (i) no such Demand



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Registration may be required unless the Holder or Holders requesting such Demand
Registration provide to the Companies a certificate (the "Authorizing Certificate") that is signed by Holders seeking to include in such Demand Registration Registrable Shares constituting at least 25% of the then outstanding Registrable Shares as of the date the Demand Notice is given and
(ii) no Demand Notice may be given prior to nine months after the effective date of any immediately preceding Demand Registration. The Authorizing Certificate shall set forth (A) the name of each Holder signing such Authorizing
Certificate, (B) the number of Registrable Shares held by each such Holder, and, if different, the number of Registrable Shares such Holder has elected to have registered, (C) a certification from each such Holder that it is requesting the registration of only those Paired Shares received by such Holder pursuant to redemption of Redeemable Securities received pursuant to the Contribution Agreements and (D) the intended methods of disposition of the Registrable
Shares. Notwithstanding the foregoing, a good faith decision by a Holder to withdraw Registrable Shares from registration will not affect the Companies' obligations hereunder even if the amount remaining to be registered constitutes less than 25% of the then outstanding Registrable Shares, provided that such a registration nevertheless will constitute a Demand Registration under this
Section 1. The Companies shall use reasonable efforts to cause to be filed a registration statement ("Demand Registration Statement") relating to any Demand Registration as soon as practicable after the Demand Notice is received and will use reasonable efforts to cause the same to be declared effective by the SEC as soon as practicable thereafter. The Companies agree to use reasonable efforts to keep the registration statement in respect of any Demand Registration continuously effective for a period of at least 90 days; provided, however, that, without limiting the effect of Sections 7, 8 or 8A hereof, after such Registration Statement has become effective, if the offering of Registrable Shares pursuant to such Registration Statement is or becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental or administrative agency or court that prevents, restrains or otherwise limits the sale of Registrable Shares under such Registration Statement, other than by reason of some act or omission by any Holder participating in such registration, and such Registration Statement does not become effective within a reasonable period of time thereafter, such period not to exceed 60 days from the date of such stop order, injunction or other governmental order or requirement, then the applicable time period for which the Companies are required to keep such Registration Statement effective shall be increased by the amount of time by which such stop order, injunction or other governmental order or requirement has prevented, restrained or otherwise limited the sales of Registrable Shares. Within ten business days after receipt of such Demand Notice, the Companies will serve written notice thereof (the "Notice") to all other Holders and will, subject to the provisions hereinbelow, include in such registration all Registrable Shares with respect to which the Companies receive written requests for inclusion therein within ten business days after the receipt of the Notice by the applicable Holder.

                  (d) Piggyback Registration. If at any time while any Registrable Shares are outstanding the Companies propose to file a registration statement under the Securities Act with respect to an offering of Paired Shares (or any securities issued in exchange for Paired Shares) solely for cash (other than a registration statement (i) on Form S-8 or any successor form or in connection with any employee or director welfare, benefit or compensation plan,
(ii) on Form S-4 or any successor form or in connection with an exchange offer,
(iii) in connection



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with a rights offering or a dividend reinvestment and share purchase plan offered exclusively to existing holders of Paired Shares, (iv) in connection with an offering solely to employees of the REIT, the Operating Company or their affiliates or (v) relating to a transaction pursuant to Rule 145 of the Securities Act, whether or not for its own account) (a "Piggyback Registration Statement"), the Companies shall give to the Holders of Registrable Shares written notice of such proposed filing at least 15 business days before filing. The notice referred to in the preceding sentence shall offer Holders the opportunity to register such amount of Registrable Shares as each Holder may request (a "Piggyback Registration") pursuant to such Piggyback Registration Statement. Subject to the provisions hereinbelow, the Companies shall include in such Piggyback Registration all Registrable Shares requested to be included in the registration for which the Companies have received written requests for inclusion therein within five business days after the notice referred to above has been given by the Companies to the Holders. Holders of Registrable Shares shall be permitted to withdraw all or part of the Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration Statement. If a Piggyback Registration is an underwritten registration on behalf of the Companies and the managing underwriter advises the Companies that the total number of Registrable Shares requested to be included in such registration is such as to be reasonably likely to materially and adversely affect the success of such offering, the Companies will include Paired Shares in such registration in the following priority: (i) first, all Paired Shares the Companies propose to sell and (ii) second, up to the full number of applicable Registrable Shares requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without adversely affecting the price range or probability of success of such offering, which shall be allocated among the Holders requesting registration and all other stockholders requesting registration on a pro rata basis; provided, however, that no Registrable Shares or other Paired Shares requested to be included in a registration pursuant to demand registration rights shall be excluded from the underwriting unless all securities requested to be included in a registration pursuant to piggyback registration rights are first excluded. Any Issuance Registration Statement, Resale Shelf Registration Statement, Demand Registration Statement or Piggyback Registration Statement may sometimes be referred to herein as a "Registration Statement."

         2.       Registration Procedures.

                  (a) The Companies shall notify each Holder for whom Registrable Shares are being registered thereunder of the effectiveness of the Registration Statement filed pursuant hereto and shall furnish to each such Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus), any documents incorporated by reference in the Registration Statement and such other documents as such Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Registration Statement.

                  (b) The Companies shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the

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Registrable Shares thereunder registered until the earlier of (i) such time as all of the Registrable Shares have been issued or disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Registration Statement or (ii) the date on which the Registration Statement ceases to be effective in accordance with the terms of Section 1. Upon reasonable notice, the Companies shall promptly file any supplement or post-effective amendment to the Registration Statement with respect to such Holder's interests in or plan of distribution of Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Registration Statement and the Companies shall promptly file any necessary listing applications or amendments to the existing applications to cause the shares to be then listed or quoted on the primary exchange or quotation system on which the Paired Shares are then listed or quoted.

                  (c) The Companies shall promptly notify each Holder requesting registration of, and confirm in writing, any request by the SEC for amendments or supplements to the Registration Statement or the prospectus related thereto or for additional information. In addition, the Companies shall promptly notify each such Holder of, and confirm in writing, the filing of the Registration Statement, any prospectus supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

                  (d) The Companies shall promptly notify each Holder requesting registration, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event and subject to paragraph 7 of this Agreement, the Companies shall prepare and furnish to each such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

         3. State Securities Laws. Subject to the conditions set forth in this Agreement, the Companies shall, promptly upon the filing of a Registration Statement including Registrable Shares, file such documents as may be necessary to register or qualify the Registrable Shares or the Companies, as the case may be, under the securities or "Blue Sky" laws of such states as any Holder requesting registration may reasonably request, and the Companies shall use best efforts to cause such filings to become qualified; provided, however, that the Companies shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once qualified, the Companies shall use best efforts to remain so qualified until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the

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Companies that it no longer requires qualified filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective with the SEC. The Companies shall promptly notify each Holder requesting registration thereunder of, and confirm in writing, the receipt by the Companies of any notification with respect to the suspension of the qualification of the Registrable Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.

         4. Expenses. The Companies shall bear all expenses incurred in connection with the registration or attempted registration of the Registrable Shares pursuant to Section 1 of this Agreement as provided herein. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by the Companies and all registration and filing fees imposed by the SEC, any state securities commission or the New York Stock Exchange or, if the Paired Shares are not then listed on the New York Stock Exchange, the principal national securities exchange or national market system on which the Paired Shares are then traded or quoted. Holders shall be responsible for any pro rata share of brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares and for any legal, accounting and other expenses incurred by them in connection with any Registration Statement.

         5. Indemnification by the Companies. The Companies agree to indemnify each of the Holders and their respective officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder, and any underwriter and any person who controls the underwriter within the meaning of the Securities Act (an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement or any prospectus contained therein or any amendments or supplements thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or
(iii) any violation or alleged violation by the REIT or the Operating Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; except insofar as and to the extent that such statement or omission or violation arose out of or was based upon information regarding the Indemnitee or its plan of distribution which was furnished in writing to the Companies by the Indemnitee for use therein; provided, further that the Companies shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information

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furnished in writing by such underwriter or any other person, if any, who controls such underwriter within the meaning of the Securities Act to the Companies for use in connection with the Registration Statement or the prospectus contained therein by such Indemnitee or (ii) such Indemnitee's failure to send or give a copy of the final prospectus, or amendment or supplement thereto, furnished to it by the Companies at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus, as amended or supplemented. The obligations of the Companies under this Section 5 shall survive the completion of any offering of Registrable Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

         6. Covenants of Holders. Each of the Holders hereby agrees (a) to cooperate with the Companies and to furnish to the Companies all such information in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Companies may reasonably request, (b) to the extent required by the Securities Act, to deliver or cause delivery of the prospectus contained in the Registration Statement, any amendment or supplement thereto, to any purchaser of the Registrable Shares covered by the Registration Statement from the Holder, (c) to notify the Companies of any sale of Registrable Shares by such Holder and (d) to indemnify the Companies, their officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Companies within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Companies, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either the Registration Statement or the prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission arose out of or was based upon information regarding the Holder or its plan of distribution which was furnished in writing to the REIT or the Operating Company by the Holder in writing for use therein, or (ii) the failure by the Holder to deliver or cause to be delivered the prospectus contained in the Registration Statement (as amended or supplemented, if applicable) furnished by the REIT and the Operating Company to the Holder to any purchaser of the Paired Shares covered by the Registration Statement from the Holder. Notwithstanding the foregoing, (i) in no event will a Holder have any obligation under this Section 6 for amounts the REIT or the Operating Company pay in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld) and (ii) the total amount for which a Holder shall be liable under this Section 6 shall not in any event exceed the aggregate proceeds received by him or it from the sale of the Holder's Registrable Shares in such registration. The obligations of the Holders under this Section 6 shall survive the completion of any offering of Registrable Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

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         7.       Suspension of Registration Requirement.

                  (a) The Companies shall promptly notify each Holder for whom Registrable Shares have been registered thereunder and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Companies shall use best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as practicable.

                  (b) Notwithstanding anything to the contrary set forth in this Agreement, the Companies' obligation under this Agreement to cause the Registration Statement and any filings with any state securities commission to be made or to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the REIT or the Operating Company in the Registration Statement or such filing that would make it impractical or inadvisable to cause the Registration Statement or such filings to be made or to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing and in no event will such suspension exceed 60 days (such circumstances being hereinafter referred to as a "Suspension Event").

                  (c) Each holder of Registrable Shares whose Registrable Shares are covered by a Resale Shelf Registration Statement, Demand Registration Statement or Piggyback Registration Statement filed pursuant to Section 1 hereof agrees, if requested by the REIT or the Operating Company in the case of a nonunderwritten offering of Paired Shares (a "Nonunderwritten Offering") or if requested by the managing underwriter or underwriters in an underwritten offering of Paired Shares (an "Underwritten Offering," collectively with Nonunderwritten Offering, the "Offering"), not to effect any public sale or distribution of any Registrable Shares, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act and excluding a sale which is part of such Offering, during the 15-day period prior to, and during the 90-day period beginning on, the date of pricing of each Offering (the "Offering Period"), to the extent timely notified in writing by the REIT or the Operating Company or the managing underwriters.

         8. Black-Out Period. Following the effectiveness of the Registration Statement and the filings with any state securities commissions, the Holders agree that they will not effect any sales of the Registrable Shares pursuant to the Registration Statement or any such filings at any time after they have received notice from the REIT or the Operating Company to suspend sales as a result of the occurrence or existence of any Suspension Event or Offering; provided, that in no event will the number of days that the Holders are so prevented from making such sales as a result of any or all Suspension Events exceed 120 days during any consecutive 12-month period. The Holder may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement or such filings following further notice to such effect from the REIT or the Operating Company, which notice shall be given by the REIT or the Operating Company not later than five days after the conclusion of any such Suspension Event or Offering Period. In the event that the REIT or the Operating Company shall give notice as a result of the

                                        8


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occurrence or existence of any Suspension Event pursuant to this Section 8, the
Companies shall use their reasonable efforts and take such actions as are reasonably necessary to terminate the Suspension Event as promptly as practicable.

         8A. Extensions of Time for Suspensions and Black-Outs (i) The period of time that the Companies are obligated hereunder to keep effective a Registration Statement shall be effectively increased by the amount of time that Holders are prevented from effecting sales pursuant to such Registration Statement as a consequence of the operation of Section 8, and (ii) the periods of time that Holders have rights to request that Registrable Shares be registered hereunder shall be effectively increased by the amounts of time that the obligations of the Companies to effect a Registration Statement are delayed pursuant to Section 7 and the amounts of time referenced in the foregoing clause (i).

         9. Additional Shares. The Companies, at their option, may register, under any registration statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued Paired Shares or any Paired Shares owned by any other stockholder or stockholders of the Companies.

         10. Contribution. If the indemnification provided for in Sections 5 and 6 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Companies, on the one hand, and the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Companies, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Companies or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 10 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 5 or 6 hereof had been available under the circumstances.

         The Companies and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

         No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

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         11. No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Companies shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.

         12. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of the Companies and Holders holding in excess of 50% of the then outstanding Registrable Shares or, if no Redeemable Securities have been exchanged for Registrable Shares, 50% of the then outstanding Redeemable Securities.

         13. Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the Companies at the following address and to the Holder at the address set forth on his or her signature page to this Agreement (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 2(b) or
Section 6, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

         If to the REIT or the    Patriot American Hospitality, Inc.
         Operating Company:       Patriot American Hospitality Operating Company
                                  1950 Stemmons Freeway, Suite 6001
                                  Dallas, TX  75207
                                  Attn:    Paul A. Nussbaum
                                  Chief Executive Officer

                                  Telephone:        (214) 863-1000
                                  Telecopy:         (214) 863-1527

                                  With a copy to:

                                  Goodwin, Procter & Hoar LLP
                                  Exchange Place
                                  Boston, MA 02109
                                  Attn: Gilbert G. Menna, P.C.
                                        Kathryn I. Murtagh, Esq.

                                  Telephone:        (617) 570-1000
                                  Telecopy:         (617) 523-1231

In addition to the manner of notice permitted above, notices given pursuant to Sections 1, 7 and 8 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

         14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Companies. This Agreement may not be assigned by any Holder except to a family member or affiliate of such Holder which is an accredited investor, a lender pledgee or as otherwise consented to by the Companies (such consent not to be unreasonably withheld) and any other attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of the Companies hereunder with respect to such Holder.

         15. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly within said State.

         17. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         18. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                     PATRIOT AMERICAN HOSPITALITY, INC.


                                     /s/ William W. Evans III
                                     ------------------------------------
                                     Name: William W. Evans III
                                     Title: Office of the Chairman

                                     PATRIOT AMERICAN HOSPITALITY
                                     OPERATING COMPANY


                                     /s/ Leslie Ng
                                     ------------------------------------
                                     Name: Leslie Ng
                                     Title: Senior Vice President-Acquisitions

                          Registration Rights Agreement
                              Holder Signature Page

                                     HOLDER


                                     /s/ James Nickles
                                     ------------------------------------
                                     Name: James Nickles

                                     Address for Notice:


                                     1710 Red Wing Drive
                                     ------------------------------------
                                     South Lake, TX 76092
                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------

                          Registration Rights Agreement
                              Holder Signature Page

                                     HOLDER


                                     /s/ Amir Alibhai
                                     ------------------------------------
                                     Name: Amir Alibhai

                                     Address for Notice:


                                     10777 Westheimer #1000
                                     ------------------------------------
                                     Houston, TX 77042
                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------

                          Registration Rights Agreement
                              Holder Signature Page

                                     HOLDER


                                     /s/ Behadur Alibhai
                                     ------------------------------------
                                     Name: Behadur Alibhai

                                     Address for Notice:


                                     10777 Westheimer #1000
                                     ------------------------------------
                                     Houston, TX 77042
                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------

                          Registration Rights Agreement
                              Holder Signature Page

                                     HOLDER


                                     /s/ Haider Alibhai
                                     ------------------------------------
                                     Name: Haider Alibhai

                                     Address for Notice:


                                     10777 Westheimer #1000
                                     ------------------------------------
                                     Houston, TX 77042
                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------

                          Registration Rights Agreement
                              Holder Signature Page

                                     HOLDER


                                     /s/ W. Peter Temling
                                     ------------------------------------
                                     Name: W. Peter Temling

                                     Address for Notice:


                                     3250 Mary Street #500
                                     ------------------------------------
                                     Miami, FL 33133
                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------

                          Registration Rights Agreement
                              Holder Signature Page

                                     HOLDER


                                     /s/ Peter L. Sibley
                                     ------------------------------------
                                     Name: Peter L. Sibley

                                     Address for Notice:


                                     3250 Mary Street #500
                                     ------------------------------------
                                     Miami, FL 33133
                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------

                          Registration Rights Agreement
                              Holder Signature Page

                                     HOLDER


                                     /s/ Thomas F. Hewitt
                                     ------------------------------------
                                     Name: Thomas F. Hewitt

                                     Address for Notice:


                                     3250 Mary Street #500
                                     ------------------------------------
                                     Miami, FL 33133
                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------

                          Registration Rights Agreement
                              Holder Signature Page

                                     HOLDER


                                     /s/ Donald E. Lefton
                                     ------------------------------------
                                     Name: Donald E. Lefton

                                     Address for Notice:


                                     3250 Mary Street
                                     ------------------------------------
                                     Miami, FL 33133
                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------

                          Registration Rights Agreement
                              Holder Signature Page

                                     HOLDER


                                     /s/ Sherwood M. Weiser
                                     ------------------------------------
                                     Name: Sherwood M. Weiser

                                     Address for Notice:


                                     3250 Mary Street #500
                                     ------------------------------------
                                     Miami, FL 33133
                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------

                          Registration Rights Agreement
                              Holder Signature Page

                                     HOLDER


                                     GB (MIAMI) OPERATING CORPORATION


                                 By: /s/ Karim Alibhai
                                     ------------------------------------
                                     Karim Alibhai
                                     President


                                     Address for Notice:


                                     1950 Stemmons Freeway, Suite 6001
                                     ------------------------------------
                                     Dallas, TX 75207
                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------

                          Registration Rights Agreement
                              Holder Signature Page

                                     HOLDER


                                     W-L TAMPA, LTD.


                                 By: Weiser and Lefton Properties, Inc.
                                 Its: General Partner


                                 By: /s/ Donald E. Lefton
                                     ------------------------------------
                                     Donald E. Lefton
                                     President


                                     Address for Notice:


                                     3250 Mary Street #500
                                     ------------------------------------
                                     Miami, FL 33133
                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------

                          Registration Rights Agreement
                              Holder Signature Page

                                     HOLDER


                                     RIVER HOUSE ASSOCIATES


                                 By: Miami Airport Hotel Associates, Ltd.
                                 Its: General Partner


                                 By: /s/ Sherwood M. Weiser
                                     ------------------------------------
                                     Sherwood M. Weiser
                                     General Partner


                                 By: /s/ Donald E. Lefton
                                     ------------------------------------
                                     Donald E. Lefton
                                     General Partner


                                 By: River Orchids Associates, Ltd.
                                 Its: General Partner


                                 By: /s/ Donald E. Lefton
                                     ------------------------------------
                                     Donald E. Lefton
                                     President

                                     Address for Notice:


                                     3250 Mary Street #500
                                     ------------------------------------
                                     Miami, FL 33133
                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------